UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 24, 2015
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RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	11690 NW 105th Street Miami, Florida	33178
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

In connection with upcoming investor presentations, the Company is hereby providing its calculations of Free Cash Flow, a non-GAAP metric, for each of the years in the five-year period ended December 31, 2014, which have been revised to reflect the change in treatment of its sale-leaseback transactions that was reported in its Quarterly Report on Form 10-Q filed on August 7, 2015.

Item 9.01(d) Exhibits

Exhibit 99.1	Revised Calculations of Free Cash Flow for each of the years in the five-year period ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2015	RYDER SYSTEM, INC.
	By:	/s/ Art A. Garcia
	Name:	Art A. Garcia
	Title:	Executive Vice President and Chief Financial Officer